Exhibit 10.6(b)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 1 TO MEMORANDUM OF UNDERSTANDING

This Amendment No. 1 to Memorandum of Understanding (this “Amendment”) is entered between Relypsa, Inc., having a principal place of business at 700 Saginaw Drive, Redwood City, CA 94063 (“Relypsa”) and LANXESS Corporation, having a principal place of business at 111 RIDC Park West Drive, Pittsburgh, PA 15275 (“LANXESS”) as of June 27, 2013(the “Effective Date”) and amends that certain Memorandum of Understanding between the Parties effective as of November 27, 2012 (the “MOU”). Each party may be referred to herein as a “Party” and collectively the “Parties.”

WHEREAS, the Parties mutually desire to amend the MOU;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1. Defined Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the MOU.

2. Expected Approval Date. The second sentence of the first paragraph of page 4, Section 5.a, of the MOU is hereby amended by deleting “[***]” and replacing it with “[***]”.

3. Purchase of [***] Metric Tons of MFA. The last paragraph of page 5, Section 5.a., of the MOU states as follows:

“For the remaining [***] tons of MFA [***] the First API PO both parties agree to i) collaborate to purchase MFA from a third party at an agreed upon price and agreed timeline; and/or ii) subject to the [***] by LANXESS of [***] for the manufacture of MFA which has been approved for use in the Manufacture of API by both parties, Relypsa also agrees to issue a PO to LANXESS for the manufacture of a minimum [***] metric tons of MFA, provided that LANXESS [***]; and/or iii) provide additional MFA from [***] subject to agreed timing at the prevailing price [***] USD/kg.”

The foregoing paragraph is hereby amended in its entirety to state as follows:

“The Parties agree that the remaining [***] metric tons of MFA [***] the First API PO shall be purchased by LANXESS from [***], subject to the successful qualification of [***] as an approved supplier as described below. [***] shall manufacture the MFA at its facility located at [***]. The purchase price for such MFA shall be an average price of $[***]USD per kilogram (with all weights on a [***] basis) plus additional charges, if any, imposed by [***] that Relypsa approves, such approval not to be unreasonably withheld, plus the [***] and all export and import duties, fees and taxes, insurance and costs of [***]. Subject to the successful qualification of [***] as an approved supplier as described below, LANXESS shall enter into an agreement with [***] for the supply of the [***] MT of MFA which agreement will not include any provisions by which [***] is [***]. LANXESS shall use all reasonable and diligent efforts to qualify [***] as a supplier in accordance with the qualification activities set forth in Schedule 1 to Appendix II (Quality Checklist) to the Quality Agreement between the Parties. Upon satisfactory completion of such qualification activities, [***] shall be deemed approved by both Parties as a supplier of MFA as required by Section 4 of the MOU and Section 6.7 of the Quality Agreement. In the event that [***] fails to qualify as an approved supplier in accordance with the foregoing by [***], the Parties shall confer in good faith to determine an appropriate course of action to obtain such MFA from a third party and/or for LANXESS to produce all or part of such MFA, each at an agreed upon price and agreed timeline. On or before [***], the Parties will meet to discuss the then current status of the qualification of [***] as an MFA supplier, assess the risk that qualification will not be successfully completed, and, based upon those discussions, determine an appropriate course of action.”

4. Payment Terms. A new paragraph is added to Section 5.a, of the MOU as follows:

“LANXESS shall invoice Relypsa for its purchases of MFA from [***] following each delivery of MFA and the satisfactory Approval (as that term is defined in the Quality Agreement) of each delivery of MFA, Payment shall be made by Relypsa within thirty (30) days of receipt of LANXESS’ invoice.”

The foregoing paragraph shall prevail over any terms of Sections 5.a, or 5.c. of the MOU that conflict or are inconsistent with such paragraph and Line 55 (Activity 3) of Appendix 2 to the MOU will be adjusted by the Parties to reflect the actual cost and timing of the MFA purchased as contemplated in Section 3 and this Section 4 of this Amendment.

5. Deadline for Execution of Agreement. The third paragraph on page 6, Section 5.a, of the MOU states as follows:

“The Parties further agree and understand that this MOU and the PO will not set forth all the terms governing the Manufacture, release and delivery of the API (e.g., quality agreement, return of API, indemnities, etc.) for the Initial Term. Thus, the Parties agree to promptly pursue the negotiation and execution of the definitive Agreement and intend to execute such Agreement on or before [***], 2013. The Parties agree that such definitive Agreement shall replace this MOU, and that all activities performed under this MOU shall be deemed to have been performed under and shall be subject to the Agreement. Pending execution of the Agreement, Sections 2, 6, 7, 10, 13, 14, 15 and 25 of the MSA (as defined below) shall apply to this MOU and are incorporated herein. If any terms of this MOU conflict with the terms of the MSA, the terms of this MOU shall prevail.”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The second sentence of the foregoing paragraph is hereby amended in its entirety to state as follows:

“Thus, the Parties agree to promptly pursue the negotiation and execution of the definitive Agreement and intend to execute such Agreement on or before [***], 2013.”

6. Second API PO. The fourth paragraph on page 6, Section 5.a. of the MOU is hereby amended in its entirety to state as follows:

“If (i) the Agreement is entered into by the Parties and LANXESS is in compliance with the Agreement in all material respects (ii) LANXESS performs all Approval Activities in all material respects, and (iii) LANXESS [***], then Relypsa will place an additional PO for [***]MT of API (the “Second API PO”) within [***] of [***], provided the requirements of Appendix 6 Milestone 2 are met. The price of such API shall be a reasonable amount negotiated in good faith in the range of $[***] to $[***] per kilogram of API (on a [***] basis and not including [***]), the quality and purity of the MFA used in such API shall meet the terms of the First API PO, and the price for MFA [***] of the Amendment [***]. RELYPSA, in its sole discretion, may waive compliance by LANXESS with any one or more of the conditions precedent to issuance by RELYPSA of the Second API PO.

In addition, the Parties will include a provision in the Supply Agreement that, after [***], will permit Relypsa to waive the [***] in the foregoing clause (iii) with respect to a portion of the volume of the Second API PO and divide the Second API PO into two separate POs if timing of the [***] may adversely affect delivery in accordance with the agreed upon schedule.”

7. Payment Terms. Section 5.c. of the MOU is hereby amended by adding the following paragraph to the end thereof:

“Except as otherwise expressly provided in this MOU or the Amendment, all properly invoiced amounts issued hereunder are due and payable within 30 days of receipt. This paragraph is binding upon the Parties.”

8. Termination for Failure to Execute Agreement. Section 9.d) of the MOU is hereby amended in its entirety to state as follows:

“In the event that the Parties do not execute a definitive Commercial Supply Agreement by [***], 2013, and provided that, after the Effective Date of the Amendment, such failure is not attributable to (1) any unexplained, unreasonable delay of at least one month by Relypsa in the negotiations, or (2) Relypsa not negotiating in good faith, Relypsa may, at its sole election and on or before [***], terminate this MOU and [***]. For the avoidance of doubt, the First API PO, the First MFA PO, and any payment obligations of Relypsa for the Facility Investment pursuant to Section 7 shall be unaffected by such termination. For purposes of clarity and avoidance of disputes, the Parties agree that, if Relypsa elects to terminate this MOU under this Section 9. d) and [***] under this Section 9. d), such termination shall not in and of itself invoke the consequences of termination of the MOU in Section 9 f); provided, however, that, LANXESS shall comply with its obligations under Section 9(f)(i) upon the completion of the Manufacture of API under this [***].”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9. Quality Agreement. Section 12 of the MOU is hereby amended in its entirety to state as follows:

“The Parties entered into a Quality Agreement effective June 27, 2013 which agreement applies to the activities of LANXESS and Relypsa under the binding provisions of this MOU. The Quality Agreement, including its Appendices, is incorporated by reference into this MOU. In the event of any conflict between the terms of this MOU, as amended, and the Quality Agreement, the terms of the Quality Agreement shall prevail.”

10. [***] Manufacturing of API. The Parties agree that API manufacturing will be [***] for [***] and will begin in [***]. Pursuant to Appendix 6, LANXESS will invoice Relypsa $[***] USD in [***] and $[***] USD in [***] for such [***] and Relypsa will pay to LANXESS such amounts according to the payment terms in Section 7. Furthermore, the Parties agree that Relypsa will pay for [***] produced and released in this [***] period at an agreed price of $[***] USD/kg according to the payment terms in Section 7.

11. Appendix 6. The first paragraph of Milestone 3 in Appendix 6 to the MOU is hereby amended in its entirety to state as follows:

“Milestone 3: On or before [***], LANXESS shall (a) invoice Relypsa for and certify that it is ready to [***] as contemplated in Appendix 2, cell 072, (b) invoice Relypsa for completion of the [***] as contemplated in Appendix 2, cell 073, and (c) invoice Relypsa the amounts set forth in Appendix 2, cell U76 for the [***] of manufactured [***]. If LANXESS fails to make such certification or submit such invoices by [***], then LANXESS shall have one month to cure any such failure. The Parties agree that Relypsa shall have ninety (90) days from the date of the receipt of the invoice to make the payment provided in (b).”

12. Binding Terms; Conflicts with MOU. The Parties acknowledge and agree that, notwithstanding anything seemingly to the contrary in the MOU, this Amendment is binding upon the Parties and, except as otherwise expressly provided in this Amendment, the binding and nonbinding terms of the MOU remain in full force and effect. Notwithstanding the foregoing, in the event of any conflict or inconsistency between the terms of this Amendment and the MOU, this Amendment shall prevail.

13. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Memorandum of Understanding as of the Effective Date.

Relypsa, Inc.		LANXESS CORPORATION

By:	/s/ John A. Orwin	By:	/s/ Flemming B. Bjoernslev
Name: John A. Orwin		Name: Flemming B. Bjoernslev
Title: President & CEO		Title: CEO

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.